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                             THE VANTAGEPOINT FUNDS

                        SUPPLEMENT DATED AUGUST 21, 2001
                              TO THE PROSPECTUS AND
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                   DATED MAY 1, 2001 AS REVISED JUNE 15, 2001

THIS SUPPLEMENT SUPERSEDES AND REPLACES ANY EXISTING SUPPLEMENTS TO THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS OR SAI.

VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

SUBADVISER MFS CHANGES INVESTMENT STRATEGY

The paragraph describing MFS Institutional Advisors, Inc., under the heading Investment Subadvisers, should be replaced with the following paragraph:

MFS Institutional Advisors, Inc. ("MFS"), Boston, Massachusetts, invests in small- and mid-capitalization stocks, and seeks to invest primarily in rapidly growing companies that have the potential to become leaders in emerging industries. Selected companies are expected to experience earnings growth over time well in excess of the growth rated of the overall economy and the rate of inflation. Mark Regan serves as portfolio manager. Mr. Regan has been with MFS since 1989, and has been a member of the Small/Mid-Cap team at MFS since 1993.

SUB-ADVISORY FEES

In return for providing sub-advisory services to the Fund, MFS will receive a fee based on the average daily net assets of the portion of the Fund managed by MFS at the following annual rate:

0.675%

VANTAGEPOINT GROWTH AND INCOME FUND

T. ROWE PRICE ASSOCIATES, INC. APPOINTED AS SUBADVISER

The Board of Directors (the "Directors") of The Vantagepoint Funds (the "Funds"), including a majority of the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 ("Independent Directors"), appointed T. Rowe Price Associates, Inc. ("T. Rowe Price"), to replace Putnam Investment Management Company, Inc. ("Putnam") as a Subadviser to the Company's Growth and Income Fund (the "Fund"). Putnam had served as Sub-Adviser to the Fund since March 1999. T. Rowe Price was approved as a Sub-Adviser at a meeting of the Directors held on May 18, 2001 (the "Meeting"), effective May 21, 2001. The appointment and termination do not require Shareholder approval under the terms of an exemptive order issued to the Funds by the Securities and Exchange Commission on May 8, 2000.

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The terms of the Sub-Advisory Agreement between Vantagepoint Investment
Advisers, LLC ("VIA") and T. Rowe Price (the "Agreement") are substantially identical to the terms of the previous Sub-Advisory Agreement between Putnam and VIA, except for the rate of the fee payable by the Fund to T. Rowe Price for sub-advisory services. Under the Sub-Advisory Agreement, T. Rowe Price makes investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. T. Rowe Price is independent of VIA, and discharges its responsibilities subject to the supervision of VIA and the Directors, and in a manner consistent with the Fund's investment objectives, policies and limitations. The Agreement will remain in effect until May 21, 2003 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Independent Directors.

In evaluating T. Rowe Price, the Directors received information from VIA and T. Rowe Price. VIA recommended the selection of T. Rowe Price and participated in the search process that led to its recommendation. The search process included on-site interviews of T. Rowe Price's key personnel by a search team composed of VIA representatives. The Directors considered information about portfolio managers, investment philosophy, strategies and process, as well as T. Rowe Price's performance track record, among other factors. In appointing T. Rowe Price, the Directors carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by T. Rowe Price; (2) the distinct investment process of T. Rowe Price; (3) the history, reputation, qualification and background of T. Rowe Price's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Directors also reviewed the fees to be paid to T. Rowe Price, including any benefits to be received by T. Rowe Price or its affiliates in connection with soft dollar arrangements.

SUB-ADVISORY FEES

In return for providing sub-advisory services to the Fund, T. Rowe Price will receive a fee based on the average daily net assets of the portion of the Fund managed by T. Rowe Price at the following annual rate:

FIRST $500 MILLION         0.400%
OVER $500 MILLION          0.375%

Based on the assets under management on the effective date of the Agreement, the Fund will pay a sub-advisory fee of .40% to T. Rowe Price.

In return for providing sub-advisory services to the Fund, Putnam has been entitled to a fee based on the average daily net assets of the portion of the Fund managed by Putnam at the following annual rate:

First $15 million          0.55%
Next $35 million           0.40%
Next $50 million           0.30%
Over $100 million          0.25%

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For the fiscal year ended December 31, 2000, the aggregate fee paid by the Fund to Putnam for investment sub-advisory services for the Fund was $287,574. If its fee had been in effect, T. Rowe Price would have received $312,236, which equals an 8.58% increase relative to the fee that Putnam received under its Sub-Advisory Agreement.

In connection with the appointment of T. Rowe Price, the "Sub-Advisers" Section on page 23 of the Prospectus is amended by removing the description of Putnam and inserting the following disclosure relating to T. Rowe Price:

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Baltimore, Maryland, uses fundamental research to identify growing industries and then constructs a diversified portfolio. This approach produces a portfolio of growth stocks with controlled risk. Larry J. Puglia serves as portfolio manager. Mr. Puglia joined
T. Rowe Price in 1990 and has been a portfolio manager since 1993.

VANTAGEPOINT GROWTH FUND AND AGGRESSIVE OPPORTUNITIES FUND

On April 11, 2001 The TCW Group, Societe Generale, and certain other parties entered into an acquisition agreement and plan of reorganization. The transaction closed on July 6, 2001 which resulted in a change of control of TCW Investment Management Company (TCW), a subadviser to the Growth Fund and Aggressive Opportunities Fund. On May 10, 2001, the Board of Directors of the Funds approved new subadvisory agreements with TCW in anticipation of the transaction. The terms and conditions of these agreements are substantially identical to TCW's prior agreements. The change of ownership is expected to affect TCW only indirectly and operations of TCW will not change as a result of this transaction. TCW has also represented that there will be no changes made to the management of the Funds.

         Societe Generale, a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Group's strategy is to develop businesses with superior revenue flows within retail banking, asset management and private banking in order to guarantee steady earnings growth, to continue to enhance the profitability of its corporate and investment banking activities, to seize any opportunities offered by the internet to increase market share more quickly and cut costs, and to pursue a strategy of partnerships with European banks that share Societe Generale's vision of the banking industry.


The disclosure relating to TCW found in the prospectus and statement of additional information remains unchanged.


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VANTAGEPOINT ASSET ALLOCATION FUND

At a meeting held on August 8, 2001, the Board of Directors of the Funds terminated the sub-advisory agreements between the Fund, VIA, and (i) Payden and Rygel Investment Counsel and (ii) Wilshire Asset Management. Mellon Capital Management Corporation will serve as the sole subadviser to the Asset Allocation Fund under a new subadvisory agreement approved by the Board. The Board of Directors also approved amended investment policies for the Fund. Therefore, the second sentence of the description of the Fund's Principal Investment Strategy on pages 3 and the last sentence in the second paragraph under Investment Strategy on page 22 should read: "Under normal circumstances the Fund invests 40% to 70% of its assets in equity securities; however the allowable equity allocation may range from 0 - 100% of Fund assets.

ALL FUNDS

Adding the following sentence hereby amends the footnote to the Advisory Fee Paid chart on page 32:

The Funds will seek shareholder approval if any change in subadvisory arrangements results in an increase in the current aggregate advisory fees payable by the Fund that is greater than 0.10%.

The Section entitled LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN in the Statement of Additional Information is hereby amended to read as follows:

 Morgan, Lewis & Bockius, Washington, D.C. serves as legal counsel to The Vantagepoint Funds. At a Board of Directors Meeting held on August 8, 2001, the Directors, including a majority of the Independent Directors, selected Deloitte & Touche LLP, 555 12th Street, NW, Washington, D.C. 20004 to replace PricewaterhouseCoopers LLP as the independent accountants for the Funds. Investors Bank & Trust, 200 Clarendon Street, Boston, MA serves as custodian.



The Prospectus and Statement of Additional Information are hereby amended to reflect these changes.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE